Exhibit 10.31


THESE SECURITIES, AND THE SHARES OF COMMON STOCK WHICH MAY BE ISSUED UPON EXERCISE OF THESE SECURITIES, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH
REGISTRATION  IS  NOT  REQUIRED  UNDER  THE  SECURITIES  ACT  OF  1933.


                              LIFECELL CORPORATION

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK
               --------------------------------------------------

                                 July ___, 2001


                                                                _________ Shares

FOR VALUE RECEIVED, LIFECELL CORPORATION, a Delaware corporation (the "Company"), hereby certifies that _________________, a _______, or permitted assigns thereof, is entitled to purchase from the Company, at any time or from time to time prior to 5:00 p.m., New York City time, on that date which is five
(5) years from the date hereof, _____________ fully paid and nonassessable shares of the common stock, par value $.001 per share, of the Company upon payment of the purchase price of $1.92 per share; each subject to adjustment pursuant to the terms hereof.

Hereinafter, (i) the common stock referred to above, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (v) this Warrant, all identical warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such other warrants are referred to as the "Warrants" and (vi) the holder of this Warrant is referred to as the "Holder" and the holders of this Warrant and all other Warrants are referred to as the "Holders."

The  Per  Share  Warrant Price is subject to adjustment as hereinafter provided.

1.   Exercise  of  Warrant.
     ----------------------

          (a) This Warrant may be exercised, in whole at any time or in part from time to time, prior to its expiration as set forth above by the Holder by the surrender of this Warrant to the Company (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9 hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by cashier's check or by wire transfer of funds. Upon any exercise of this Warrant, the Holder may, at its option, instruct the Company, by written notice accompanying the surrender of this Warrant at the time of such exercise, to apply to the payment required by this Section 1 such number of the shares of Common Stock otherwise issuable to such Holder upon such exercise as shall be specified in such notice, in which case an amount equal to the excess of the Market Price (as defined below) of such specified number of shares on the date of the exercise over the portion of the payment required by this Section 1 attributable to such shares shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number. For the purpose of this warrant agreement, the "Market Price" of a share of Common Stock or other securities on any day shall mean the average closing price of a share of Common Stock or other security for the 10 consecutive trading days preceding such day on the Nasdaq National Market or such other principal national securities exchange on which the shares of Common Stock or securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such 10 trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business selected by the Company, or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company or, if the shares of Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the Holder of this Warrant; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the Holder of this Warrant or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

          If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties, if any, receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

          Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in this Section 1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof.

     (b) The Company will, at the time of each exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder all rights (including, without limitation, any rights to registration of the shares of Common Stock or other securities issued upon such exercise) to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

2.   Reservation  of  Warrant  Shares;  Listing.
     -------------------------------------------

     The Company agrees that, prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive or similar contractual rights and (b) keep the shares of Common Stock receivable upon the exercise of this Warrant authorized for quotation on the Nasdaq National Market (or authorized for listing on the national securities exchange upon which the Common Stock is then listed, if any)  upon  notice  of  issuance.

3.   Protection  Against  Dilution.
     ------------------------------

     (a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of Common Stock, evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Subsection 3(b), (any such nonexcluded event being herein called a "Special Dividend"), the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price in effect immediately prior to the determination of the shareholders entitled to receive such distribution by a fraction, the numerator of which shall be the then current Market Price of the Common Stock on such record date less the fair market value (as determined in good faith by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be such then current Market Price per share of Common Stock. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date of any such Special Dividend.

     (b) In case the Company shall hereafter (i) declare a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price and the number and kind of shares of Common Stock receivable upon exercise of this Warrant in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of any Warrant upon the exercise hereof shall be entitled to receive the number and kind of shares of Common
          Stock or other capital stock of the Company which the Holder would have received had it exercised such Warrant immediately prior thereto. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection 3(b), the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares of such classes of capital stock or shares of Common
          Stock  and  other  capital  stock.

     (c) In case the Company after the date hereof (i) shall consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) shall permit any other entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other entity or cash or any other property, or (iii) shall transfer all or substantially all of its properties or assets to any other entity, or (iv) shall effect a capital reorganization or reclassification of the Common Stock or other securities of the Company, other than in the cases referred to in Subsection 3(b) hereof, ((i) - (iv) being collectively referred to as "Transactions"), the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of securities, cash or other property which he would have received or have been entitled to receive immediately after such Transaction had this Warrant been converted immediately prior to the effective date of such Transaction and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may be reasonable, in relation to any shares of stock or other securities or, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Subsection 3(c) shall similarly apply to successive Transactions. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such Transaction and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event.

          Notwithstanding the foregoing, if the Holder so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such Transaction, the Holder shall be entitled to receive the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder if the Holder had exercised this Warrant immediately prior to such Transaction.

     (d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the then existing Per Share Warrant Price; provided, however, that any adjustments which by reason of this Subsection 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments shall be required and made in accordance with the provisions of this
          Section 3 (other than this Subsection 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

     (e)  In  case  any  event  shall  occur  as to which the provisions of this
          Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

     (f)  Whenever  the  Per Share Warrant Price is adjusted as provided in this
          Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly provide a certificate of the chief financial officer of the Company setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

     (g) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

4.   Fully  Paid  Stock;  Taxes.
     ---------------------------

     The Company will take all such actions as may be necessary to assure that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company will take all such actions as may be reasonably necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

5.   Registration  Under  Securities  Act  of  1933.
     -----------------------------------------------

     The Company shall register the shares of Common Stock issuable upon the exercise of the Warrants upon the terms and conditions as stated in the Registration Rights Agreement between the Company and the Holders of even date herewith.

6.   Loss,  etc.,  of  Warrant.
     --------------------------

     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

7.   Warrant  Holder  Not  Shareholder.
     ----------------------------------

     Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

8.   Amendment.
     ----------

     These Warrants may be amended only by written mutual agreement of the Company and the Holders of a majority of the then outstanding Warrants.

9.   Communication.
     --------------

     No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed as set forth below.

          If  to  the  Company:     LifeCell  Corporation
          ---------------------
                                    1  Millennium  Way
                                    Branchburg,  New  Jersey  08876
                                    Attn:  Corporate  Secretary

     or such other address as the Company has designated in writing to the Holder.

          If  to  the  Holder:      ___________________
          --------------------
                                    ___________________
                                    ___________________
                                    Attention:  ______________
                                    Telecopier:  ____________

     or such other address as the Holder has designated in writing to the Company.

10.  Headings.
     ---------

     The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

11.  Applicable  Law.
     ----------------

     This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

12.  Assignment.
     -----------

     Subject to compliance with federal and state securities laws, the Holder may assign or transfer this Warrant in whole or in part by completing and delivering to the Company the applicable document of assignment, duly executed, in the form attached hereto. Upon any such assignment or transfer, the term "Holder" shall be deemed to include any such assignee or transferee of the original Holder.

13.  Severability.
     -------------

     If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provisions were so excluded and the balance shall be enforceable in accordance with its terms.

     IN WITNESS WHEREOF, LifeCell Corporation has caused this Warrant to be signed by its Chief Executive Officer and attested by its Secretary this ____day of July, 2001.

                                             LIFECELL  CORPORATION


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


ATTEST:


----------------------------
Secretary

                                  SUBSCRIPTION


The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase _______ shares of the Common Stock of LifeCell Corporation covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.


Dated:                                      Signature:
       ------------------                              -------------------------
                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                   ASSIGNMENT


FOR VALUE RECEIVED _______________ hereby assigns and transfers unto _________ _______________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _______________, attorney, to transfer said Warrant on the books of LifeCell Corporation.


Dated:                                      Signature:
       ------------------                              -------------------------
                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                               PARTIAL ASSIGNMENT


FOR VALUE RECEIVED _______________ hereby assigns and transfers unto _____________ the right to purchase __________ shares of the Common Stock of LifeCell Corporation by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint _____________, attorney, to transfer that part of said Warrant on the books of LifeCell Corporation.


Dated:                                      Signature:
       ------------------                              -------------------------
                                            Address:
                                                     ---------------------------

                                                     ---------------------------